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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                               September 28, 2006
                                 Date of Report
                        (Date of earliest event reported)

                       ADVANCIS PHARMACEUTICAL CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

            Delaware                   000-50414               52-2208264
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  (State or Other Jurisdiction        (Commission             (IRS Employer
       of Incorporation)              File Number)         Identification No.)

 20425 Seneca Meadows Parkway, Germantown, Maryland              20876
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      (Address of Principal Executive Offices)                (ZIP Code)

       Registrant's telephone number, including area code: (301) 944-6600


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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01.  Entry into a Material Definitive Agreement.

          On September 28, 2006, Advancis Pharmaceutical Corporation ("the Company") and Merrill Lynch Capital ("Merrill Lynch"), a division of Merrill Lynch Business Financial Services, Inc., entered into the First Amendment to Credit and Security Agreement (the "Amendment"). The Amendment modifies certain financial covenants contained in the Credit and Security Agreement, dated June 30, 2006, between the Company and Merrill Lynch (the "Credit Facility"). In particular, the Amendment (1) deletes the financial covenant for revenue / invoiced products for the fiscal quarter ending September 30, 2006, and (2) modifies the financial covenant for revenue / invoiced products for the fiscal quarter ending December 31, 2006 to require either (a) revenue of at least $5 million or (b) value of invoiced products of at least $3 million. The Credit Facility's financial covenants remain unchanged with respect to other periods. A copy of the Amendment is furnished as Exhibit 99.1 to this Report on Form 8-K.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.  Financial Statements and Exhibits.

       (d)   Exhibits

       EXHIBIT     DESCRIPTION
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       99.1        First Amendment to Credit and Security Agreement, dated
                   September 28, 2006, between the Registrant and Merrill Lynch
                   Capital, a division of Merrill Lynch Business Financial
                   Services, Inc.

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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ADVANCIS PHARMACEUTICAL CORPORATION


Date: October 3, 2006                     By: /s/ Robert C. Low
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                                              Robert C. Low
                                              Vice President, Finance and Acting
                                              Chief Financial Officer

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